SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 31, 2007

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 400

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 562-5556

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On December 31, 2007, Extra Space Storage Inc. (the “Company” or “EXR”) acquired three properties from Extra Space Development (“ESD”), a related party owned by certain members of the Company’s management and a director.  Audits were performed on certain operating information for the three acquired properties as required under Regulation S-X Rule 3-14.

The pro forma consolidated statement of operations for the year ended December 31, 2007 reflects adjustments to the Company’s consolidated statement of operations to give effect to the acquisition of the three self-storage properties purchased on December 31, 2007 as if each had occurred on January 1, 2007.

ITEM 9.01 Financial Statements and Exhibits.

Pro Forma Financial Information:

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2007

Audited Historical Financial Statements:

Extra Space of Jamaica Plain, LLC

Report of Independent Certified Public Accountants

Statements of Revenues and Certain Operating Expenses

Notes to Statements of Revenues and Certain Operating Expenses

Extra Space of Culver City, LLC

Report of Independent Certified Public Accountants

Statements of Revenues and Certain Operating Expenses

Notes to Statements of Revenues and Certain Operating Expenses

Extra Space of Middletown, LLC

Report of Independent Certified Public Accountants

Statements of Revenues and Certain Operating Expenses

Notes to Statements of Revenues and Certain Operating Expenses

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date: March 14, 2008	By	/s/ Kent W. Christensen
		Name:	Kent W. Christensen
		Title:	Executive Vice President and Chief Financial Officer

Index to Financial Statements

Unaudited Pro Forma Consolidated Financial Information	5

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2007	6

Audited Historical Financial Statements:
Extra Space of Jamaica Plain, LLC
Report of Independent Certified Public Accountants	9
Statements of Revenues and Certain Operating Expenses	10
Notes to Statements of Revenues and Certain Operating Expenses	11

Extra Space of Culver City, LLC
Report of Independent Certified Public Accountants	13
Statements of Revenues and Certain Operating Expenses	14
Notes to Statements of Revenues and Certain Operating Expenses	15

Extra Space of Middletown, LLC
Report of Independent Certified Public Accountants	17
Statements of Revenues and Certain Operating Expenses	18
Notes to Statements of Revenues and Certain Operating Expenses	19

Extra Space Storage Inc.

Unaudited Pro Forma Consolidated Financial Information

On December 31, 2007, Extra Space Storage Inc. (the “Company” or “EXR”) acquired three properties from Extra Space Development (“ESD”), a related party owned by certain members of the Company’s management and a director.  Audits were performed on certain operating information for the three acquired properties as required under Regulation S-X Rule 3-14.

The following unaudited pro forma condensed consolidated financial information of Extra Space Storage Inc. for the year ended December 31, 2007 has been derived from (1) the historical audited consolidated statement of operations of Extra Space Storage Inc. as filed in the Company’s 2007 Form 10-K, and (2) the historical audited statements of revenues and certain operating expenses of the three properties acquired on December 31, 2007.

The pro forma consolidated statement of operations for the year ended December 31, 2007 reflects adjustments to the Company’s consolidated statement of operations to give effect to the acquisition of the three self-storage properties purchased on December 31, 2007 as if each had occurred on January 1, 2007.

The unaudited pro forma adjustments are based on available information. The unaudited pro forma consolidated financial information is not necessarily indicative of what the Company’s actual results of operations for the period would have been for the periods indicated, nor does it purport to represent the Company’s future results of operations.

The unaudited pro forma consolidated financial information should be read, together with the notes thereto, in conjunction with the historical financial statements referenced in this filing.

Extra Space Storage Inc.

Unaudited Pro Forma Consolidated Statement of Operations

for the Year Ended December 31, 2007

(in thousands, except share and per share data)

	Historical EXR	Audited Acquisitions	Pro Forma Adjustments		Pro Forma EXR
	(1)	(2)
Revenues:
Property rental	$206,315	$2,052	$—		$208,367
Management and franchise fees	20,598	—	(125	)(3)	20,473
Tenant insurance	11,049	—	—		11,049
Development fees	357	—	—		357
Other income	547	—	—		547
Total revenues	238,866	2,052	(125)		240,793

Expenses:
Property operations	73,070	1,400	(125	)(3)	74,345
Tenant insurance	4,710	—	—		4,710
Unrecovered development and acquisition costs	765	—	—		765
General and administrative	36,722	—	—		36,722
Depreciation and amortization	39,801	—	887	(4)	40,688
Total expenses	155,068	1,400	762		157,230

Income (loss) before interest, Preferred Operating Partnership, equity in earnings of real estate ventures, impairment, and minority interests	83,798	652	(887)		83,563

Interest expense	(61,015)	—	(1,412	)(5)	(62,427)
Interest income	7,925		(778	)(6)	7,147
Interest income on note receivable from Preferred Unit holder	2,492	—	—		2,492
Equity in earnings of real estate ventures	5,300		—		5,300
Fair value adjustment of obligation associated with Preferred Operating Partnership units	1,054		—		1,054
Impairment of investments available-for-sale	(1,233)	—	—		(1,233)
Minority interest - Operating Partnership	(2,508)	—	—		(2,508)
Minority interest - other	281	—	—		281
Net income (loss)	36,094	652	(3,077)		33,669
Fixed distribution paid to Preferred Operating Partnership unit holder	(1,510)		—		(1,510)
Net income (loss) attributable to common stockholders	$34,584	$652	$(3,077)		$32,159

Net income per common share
Basic	$0.53				$0.50
Diluted	$0.53				$0.49

Weighted average number of common shares
Basic	64,688,741				64,688,741
Diluted	70,503,668				70,503,668

Extra Space Storage Inc.

Notes to Unaudited Pro Forma Consolidated Statement of Operations

for the Year Ended December 31, 2007

(in thousands, except share and per share data)

(1) Derived from the results of operations of EXR as filed on February 29, 2008, in the Company’s most recent Form 10-K for the year ended December 31, 2007.

(2) Represents the pro forma revenues and certain operating expenses for the year ended December 31, 2007 of the three properties acquired on December 31, 2007.

	Year ended December 31, 2007
Property	Revenues	Expenses	Mgmt. Fee
Extra Space of Jamaica Plain, LLC	$740	$677	$45
Extra Space of Culver City, LLC	837	368	50
Extra Space of Middletown, LLC	475	355	30
Totals	$2,052	$1,400	$125

(3)  Adjustment to eliminate the management fee paid by the seller to the Company for the management of the properties.  Subsequent to the acquisition by the Company, all properties are self-managed.

(4) Depreciation and amortization expense adjustment of $887 includes real estate depreciation of $618 computed on a straight-line basis over the estimated useful life (39 years) on depreciable assets acquired of $24,116 and amortization of $269 computed on a straight-line basis over 18 months on $404 of intangible assets relating to tenant relationships.

Property	Depreciable Assets	Depreciation for Period Prior to Acquisition	Intangibles	Amortization for Period Prior to Acquisition	Total Depreciation / Amortization for Period Prior to Acquisition
Extra Space of Jamaica Plain, LLC	$11,274	$289	$150	$100	$389
Extra Space of Culver City, LLC	10,033	257	176	117	374
Extra Space of Middletown, LLC	2,809	72	78	52	124
Totals	$24,116	$618	$404	$269	$887

(5) Debt of $18,506 was assumed on the three properties.  Two of the properties have mortgage loans with a variable interest rate of LIBOR plus 2.50%, and one property has a mortgage loan with a variable interest rate of LIBOR plus 2.00%.  The properties are shown below with interest for the period as if the acquisitions occurred on January 1, 2007.

Property	Debt	Average Annual Rate	Interest for Period Prior to Acquisition	Type
Extra Space of Jamaica Plain, LLC	$8,881	7.95%	$706	Assumed Debt
Extra Space of Culver City, LLC	6,000	7.62%	457	Assumed Debt
Extra Space of Middletown, LLC	3,175	7.84%	249	Assumed Debt
Total	$18,056		$1,412

(6) Interest income was reduced by $778 for the use of net cash in the acquisitions as if the acquisitions occurred on January 1, 2007.

Independent Auditor’s Report

We have audited the accompanying statement of revenues and certain expenses (the “statements”) of Extra Space Jamaica Plain, LLC (the “Property”), for the two years ended December 31, 2007. These statements are the responsibility of management. Our responsibility is to express an opinion on the statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Extra Space Storage, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above present fairly, in all material respects, the revenues and direct operating expenses of Extra Space Jamaica Plain, LLC for each of the two years in the period ended December 31, 2007, conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLC

Salt Lake City, Utah

March 11, 2008

EXTRA SPACE OF JAMAICA PLAIN, LLC

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

(dollars in thousands)

	For the Years Ended December 31,
	2007	2006

Revenue
Rents	$692	$275
Other	48	20

Total revenues	740	295

Certain Operating Expenses
Property operating expenses	632	351
Management fees	45	26

Total certain operating expenses	677	377

Revenues in Excess (Deficit) of Certain Operating Expenses	$63	$(82)

The accompanying notes are an integral part of these financial statements.

EXTRA SPACE OF JAMAICA PLAIN, LLC

Notes to Statements of Revenues and Certain Operation Expenses

1.  ACQUISITION, ORGANIZATION AND BASIS OF PRESENTATION

Acquisition of property

The accompanying statement of revenues and certain operating expenses relates to the operation of the property owned by Extra Space of Jamaica Plain, LLC (the “Property”), a wholly owned subsidiary of Extra Space Development LLC (“ESD”).  The Property was acquired by Extra Space Storage, Inc. (“Extra Space”) from ESD on December 31, 2007.  ESD is owned by certain members of management and a director of Extra Space.  Extra Space manages operations at all of the self-storage facilities owned by ESD in exchange for a management fee of 6% of cash collected.  The Property consists of land and a self-storage facility located in Jamaica Plain, Massachusetts.

Basis of presentation

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the Securities and Exchange Commission Regulation S-X, Rule 3-14.  The statement is not representative of the actual operations of the Property for the years ended December 31, 2007 and 2006, as certain expenses, which may not be comparable to the expenses expected to be incurred by the Property in future operations, have been excluded as discussed below.  The management of the Property is not aware of any material factors that would cause the reported financial information not to be indicative of future operating results.

Certain operating expenses include real estate taxes and certain other operating expenses related to the operations of the Property.  Excluded expenses include mortgage interest, depreciation and amortization and certain other costs not directly related to the future operations of the Property.

The Property commenced rental operations in May 2006, and was in its lease up stage throughout the periods presented.  Management considers a property to be in the lease-up stage after it has been issued a certificate of occupancy, but before it has achieved stabilization.  Management considers a property to be stabilized once it has achieved either an 80% occupancy rate for a full year measured as of January 1, or has been open for three years.

2.              SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Revenue is principally obtained from tenant rentals under month-to-month operating leases.  Rental revenue is recognized daily on a straight line basis over the terms of the leases.  Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month.  Revenue is recognized for past due tenants until payment is received or the unit is vacated through either settlement or auction.

Revenue for merchandise sales is recognized as the sales take place.  Revenue for late fees and other miscellaneous items are included in other revenue as they are earned under the terms of the rental contracts.

Expense Recognition

Property expenses, including payroll, utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred.  Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods.  Bad debt expense is recognized based upon the Property’s historical collection experience and current economic trends.

EXTRA SPACE OF JAMAICA PLAIN, LLC

Notes to Statements of Revenues and Certain Operation Expenses

Use of Estimates

The preparation of the statement of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

3.  COMMITMENTS AND CONTINGENCIES

The Property is not presently involved in any material litigation nor, to management’s knowledge, is any material litigation threatened against the Property, other than routine legal matters arising in the ordinary course of business.  Management believes the costs, if any, incurred by the Property related to any litigation will not materially affect the operating results of the Property.

Independent Auditor’s Report

We have audited the accompanying statement of revenues and certain expenses (the “statements”) of Extra Space Culver, LLC (the “Property”), for the two years ended December 31, 2007. These statements are the responsibility of management. Our responsibility is to express an opinion on the statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Extra Space Storage, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above present fairly, in all material respects, the revenues and direct operating expenses of Extra Space Culver, LLC for each of the two years in the period ended December 31, 2007, conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLC

Salt Lake City, Utah

March 11, 2008

EXTRA SPACE OF CULVER CITY, LLC

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

(dollars in thousands)

	For the Years Ended December 31,
	2007	2006

Revenue
Rents	$796	$150
Other	41	15

Total revenues	837	165

Certain Operating Expenses
Property operating expenses	318	224
Management fees	50	26

Total certain operating expenses	368	250

Revenues in Excess of Certain Operating Expenses	$469	$(85)

The accompanying notes are an integral part of these financial statements.

EXTRA SPACE OF CULVER CITY, LLC

Notes to Statements of Revenues and Certain Operating Expenses

1.  ACQUISITION, ORGANIZATION AND BASIS OF PRESENTATION

Acquisition of property

The accompanying statement of revenues and certain operating expenses relates to the operation of the property owned by Extra Space of Culver City, LLC (the “Property”), a wholly owned subsidiary of Extra Space Development LLC (“ESD”).  The Property was acquired by Extra Space Storage, Inc. (“Extra Space”) from ESD on December 31, 2007.  ESD is owned by certain members of management and a director of Extra Space.  Extra Space manages operations at all of the self-storage facilities owned by ESD in exchange for a management fee of 6% of cash collected.  The Property consists of land and a self-storage facility located in Culver City, California.

Basis of presentation

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the Securities and Exchange Commission Regulation S-X, Rule 3-14.  The statement is not representative of the actual operations of the Property for the years ended December 31, 2007 and 2006, as certain expenses, which may not be comparable to the expenses expected to be incurred by the Property in future operations, have been excluded as discussed below.  The management of the Property is not aware of any material factors that would cause the reported financial information not to be indicative of future operating results.

Certain operating expenses include real estate taxes and certain other operating expenses related to the operations of the Property.  Excluded expenses include mortgage interest, depreciation and amortization and certain other costs not directly related to the future operations of the Property.

The Property commenced rental operations in May 2006, and was in its lease up stage throughout the periods presented.  Management considers a property to be in the lease-up stage after it has been issued a certificate of occupancy, but before it has achieved stabilization.  Management considers a property to be stabilized once it has achieved either an 80% occupancy rate for a full year measured as of January 1, or has been open for three years.

3.              SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Revenue is principally obtained from tenant rentals under month-to-month operating leases.  Rental revenue is recognized daily on a straight line basis over the terms of the leases.  Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month.  Revenue is recognized for past due tenants until payment is received or the unit is vacated through either settlement or auction.

Revenue for merchandise sales is recognized as the sales take place.  Revenue for late fees and other miscellaneous items are included in other revenue as they are earned under the terms of the rental contracts.

Expense Recognition

Property expenses, including payroll, utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred.  Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods.  Bad debt expense is recognized based upon the Property’s historical collection experience and current economic trends.

EXTRA SPACE OF CULVER CITY, LLC

Notes to Statements of Revenues and Certain Operating Expenses

Use of Estimates

The preparation of the statement of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

3.  COMMITMENTS AND CONTINGENCIES

The Property is not presently involved in any material litigation nor, to management’s knowledge, is any material litigation threatened against the Property, other than routine legal matters arising in the ordinary course of business.  Management believes the costs, if any, incurred by the Property related to any litigation will not materially affect the operating results of the Property.

Independent Auditor’s Report

We have audited the accompanying statement of revenues and certain expenses (the “statements”) of Extra Space Middletown, LLC (the “Property”), for the three years ended December 31, 2007. These statements are the responsibility of management. Our responsibility is to express an opinion on the statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Extra Space Storage, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above present fairly, in all material respects, the revenues and direct operating expenses of Extra Space Middletown, LLC for each of the three years in the period ended December 31, 2007, conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLC

Salt Lake City, Utah

March 11, 2008

EXTRA SPACE OF MIDDLETOWN, LLC

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

(dollars in thousands)

	For the Years Ended December 31,
	2007	2006	2005

Revenue
Rents	$433	$319	$159
Other	42	41	34

Total revenues	475	360	193

Certain Operating Expenses
Property operating expenses	325	329	230
Management fees	30	30	30

Total certain operating expenses	355	359	260

Revenues in Excess of Certain Operating Expenses	$120	$1	$(67)

EXTRA SPACE OF MIDDLETOWN, LLC

Notes to Statements of Revenues and Certain Operating Expenses

1.  ACQUISITION, ORGANIZATION AND BASIS OF PRESENTATION

Acquisition of property

The accompanying statement of revenues and certain operating expenses relates to the operation of the property owned by Extra Space of Middletown, LLC (the “Property”), a wholly owned subsidiary of Extra Space Development LLC (“ESD”).  The Property was acquired by Extra Space Storage, Inc. (“Extra Space”) from ESD on December 31, 2007.  ESD is owned by certain members of management and a director of Extra Space.  Extra Space manages operations at all of the self-storage facilities owned by ESD in exchange for a management fee of 6% of cash collected.  The Property consists of land and a self-storage facility located in Middletown, Connecticut.

Basis of presentation

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the Securities and Exchange Commission Regulation S-X, Rule 3-14.  The statement is not representative of the actual operations of the Property for the years ended December 31, 2007, 2006 and 2005, as certain expenses, which may not be comparable to the expenses expected to be incurred by the Property in future operations, have been excluded as discussed below.  The management of the Property is not aware of any material factors that would cause the reported financial information not to be indicative of future operating results.

Certain operating expenses include real estate taxes and certain other operating expenses related to the operations of the Property.  Excluded expenses include mortgage interest, depreciation and amortization and certain other costs not directly related to the future operations of the Property.

The Property commenced rental operations in September 2004, and was in its lease up stage throughout 2005 and 2006 and for a portion of 2007.  Management considers a property to be in the lease-up stage after it has been issued a certificate of occupancy, but before it has achieved stabilization.  Management considers a property to be stabilized once it has achieved either an 80% occupancy rate for a full year measured as of January 1, or has been open for three years.

4.              SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Revenue is principally obtained from tenant rentals under month-to-month operating leases.  Rental revenue is recognized daily on a straight line basis over the terms of the leases.  Tenants move in and out throughout the month and revenue is recognized on a pro-rata basis for the days each unit is occupied during the month.  Revenue is recognized for past due tenants until payment is received or the unit is vacated through either settlement or auction.

Revenue for merchandise sales is recognized as the sales take place.  Revenue for late fees and other miscellaneous items are included in other revenue as they are earned under the terms of the rental contracts.

Expense Recognition

Property expenses, including payroll, utilities, repairs and maintenance and other costs to manage the facilities are recognized as incurred.  Expenses such as property taxes and property insurance are recognized over their respective assessment or coverage periods.  Bad debt expense is recognized based upon the Property’s historical collection experience and current economic trends.

EXTRA SPACE OF MIDDLETOWN, LLC

Notes to Statements of Revenues and Certain Operating Expenses

Use of Estimates

The preparation of the statement of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

3.  COMMITMENTS AND CONTINGENCIES

The Property is not presently involved in any material litigation nor, to management’s knowledge, is any material litigation threatened against the Property, other than routine legal matters arising in the ordinary course of business.  Management believes the costs, if any, incurred by the Property related to any litigation will not materially affect the operating results of the Property.